UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

G1 THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38096	26-3648180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	79 T.W. Alexander Drive 4501 Research Commons, Suite 100 Research Triangle Park, NC	27709
	(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (919) 213-9835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $0.0001 par value	GTHX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chairperson Transition

On June 12, 2019, immediately after the annual meeting of our stockholders, Dr. Seth Rudnick completed his service as Chairperson of our Board of Directors, although he will continue to serve as a director, as he was re-elected. The Board of Directors thanked Dr. Rudnick for his leadership and recognizes his significant medical and scientific contributions to the Company. As previously announced, Mr. Garry A. Nicholson will now serve as Chairperson of the Board of Directors. The Board of Directors believes Mr. Nicholson’s experiences, including global commercialization, business development and corporate strategy, will be critical in leading the Company’s next phase of growth.

The Company issued a press release concerning the Chairperson transition, which is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 5.02.

Amended and Restated Non-Employee Director Compensation Policy

On June 12, 2019, upon the recommendation of the Compensation Committee, the Board of Directors amended and restated the policy with respect to the compensation payable to our non-employee directors. Under this policy, each non-employee director is eligible to receive compensation for his or her service consisting of a $40,000 annual cash retainer and equity awards. In addition to the annual cash retainer, under the revised program, non-employee directors receive additional payments for service as the Board Chairperson, Committee Chair, or a committee member of the Board of Directors in the following amounts:

Position	Retainer
Board Chairperson	$30,000
Audit Committee Chair	20,000
Compensation Committee Chair	15,000
Nominating and Governance Committee Chair	10,000
Audit Committee Member	10,000
Compensation Committee Member	7,500
Nominating and Governance Committee Member	5,000

Equity awards for non-employee directors consist of (i) an initial equity award consisting of options to purchase 40,000 shares of our common stock upon first appointment to our Board of Directors, which vest monthly over a period of three years, subject to the non-employee director’s continued service on the Board of Directors, (ii) annual equity awards consisting of options to purchase 20,000 shares of our common stock vesting 12 months after the grant date, subject to the non-employee director’s continued service on the Board of Directors, and (iii) an initial equity award consisting of options to purchase 100,000 shares of our common stock upon first appointment to service as Chairperson of our Board of Directors, which vest monthly over a period of three years, subject to the Chairperson’s continued service on the Board of Directors. All equity awards issued beginning June 12, 2019 will vest 100% upon a change-in-control of the Company. The annual equity awards to directors are awarded on the day of the annual stockholders meeting, which was June 12, 2019.

Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our certificate of incorporation and Bylaws.

The foregoing description of the terms of the Amended and Restated Non-Employee Director Compensation Policy does not purport to be a complete description and is qualified in its entirety by reference to the policy, which is attached hereto as Exhibit 10.1 and is incorporated by reference in its entirety into this Item 5.02.

Employment Agreement Amendments

On June 12, 2019, the Company entered into amendments to the employment agreements with Rajesh K. Malik, M.D., the Company’s Chief Medical Officer and Senior Vice President Research and Development, and Terry Murdock, the Company’s Chief Operating Officer. The amendments extended the severance amounts payable in the event of a termination without cause or other events to equal such employee’s then-current base salary for a period of twelve (12) months. This change makes their severance terms consistent with those of the other members of the Company’s executive team. No other terms of the employment agreements were changed.

The foregoing description of the terms of the amendments do not purport to be a complete description and are qualified in their entirety by reference to the amendments, which are attached hereto as Exhibit 10.2 and 10.3 and are incorporated by reference in their entirety into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2019, the Company held its 2019 annual meeting of stockholders. At the meeting, the stockholders: (1) re-elected each of Seth A. Rudnick, M.D., Fredric N. Eshelman, Pharm.D., and Sir Andrew Witty to the Company’s Board of Directors, each as a Class II director for a term of three years to serve until the 2022 annual meeting of stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal (the “Election of Directors”); (2) approved, on a non-binding basis, compensation awarded or paid to the Company’s named executive officers for the fiscal year of 2018 (the “Advisory Vote on the Compensation of Our Named Executive Officers”); (3) approved, on a non-binding basis, each year to be the frequency of future advisory votes on the compensation paid to the Company’s named executive officers (the “Advisory Vote on the Frequency of Future Advisory Votes on the Compensation Paid to Named Executive Officers”); and (4) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “Ratification of Selection of Independent Registered Public Accounting Firm”). A more complete description of these matters is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2019.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker nonvotes on each of the foregoing matters are set forth below.

1.	Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Nonvotes
Seth A. Rudnick, M.D.	24,448,466	3,404,592	2,399,934
Fredric N. Eshelman, Pharm.D.	26,590,155	1,262,903	2,399,934
Sir Andrew Witty	25,699,959	2,153,119	2,399,934

2.	Advisory Vote on the Compensation of Our Named Executive Officers

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
25,786,488	2,061,915	4,655	2,399,934

3.	Advisory Vote on the Frequency of Future Advisory Votes on the Compensation Paid to Named Executive Officers

Shares Voted For Every Year	Shares Voted For Every Two Years	Shares Voted For Every Three Years	Shares Abstaining
27,588,252	4,700	258,406	1,700

4.	Ratification of Selection of Independent Registered Public Accounting Firm

Shares Voted For	Shares Voted Against	Shares Abstaining
30,208,372	45,303	1,317

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Non-Employee Director Compensation Policy.

10.2	Employment Agreement, by and between the Registrant and Rajesh K. Malik, M.D., dated July 1, 2014, as amended; First Amendment effective May 5, 2017, filed as Exhibit 10.5 to the Registrant’s Second Amendment to the Registration Statement on Form S-1 filed on May 8, 2017 (File No. 333-217285) incorporated herein by reference; Second Amendment dated June 12, 2019 and filed herewith.

10.3	Employment Agreement, by and between the Registrant and Terry Murdock, dated as of August 1, 2017, as amended; filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 filed on November 8, 2017 (File No. 001-38096) incorporated herein by reference; First Amendment dated June 12, 2019 and filed herewith.

99.1	Press Release dated June 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

G1 THERAPEUTICS, INC.

By:	/s/ James Stillman Hanson
James Stillman Hanson General Counsel

Date: June 13, 2019